UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2008

DR. TATTOFF, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

000-52836	20-0594204
(Commission File Number)	(IRS Employer Identification No.)

8500 Wilshire Boulevard, Suite 105 Beverly Hills, California	90211
(Address of Principal Executive Offices)	(Zip Code)

(310) 659-5101
(Registrant’s Telephone Number, Including Area Code)

LIFESCIENCES OPPORTUNITIES INCORPORATED
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

(a) - (b)  On May 16, 2008, Dr. Tattoff, Inc., formerly Lifesciences Opportunities Incorporated (the “Company”) dismissed Jewett, Schwartz, Wolfe & Associates (“Jewett”) as its independent registered public accountants, effective on that date. The Company engaged Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as its independent registered public accountants, effective May 16, 2008. The Company’s board of directors, which functions as the Company’s audit committee, has approved the change of auditors.

The reports of Jewett on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years, there have not been any disagreements between the Company and Jewett, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Jewett would have caused Jewett to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Jewett with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that Jewett furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosure made herein.  A copy of the letter from Jewett confirming its agreement with the disclosures made herein is attached as Exhibit 16.1 hereto.

Prior to DRTATTOFF, LLC, a California limited liability company (“Dr. TATTOFF®”) merging with and into the Company on February 11, 2008, Squar Milner served as Dr. TATTOFF®’s independent public accountants since June 2007. Accordingly, Squar Milner had previously issued an opinion with respect to the audited financial statements of Dr. TATTOFF® for the fiscal years ended December 31, 2006 and December 31, 2005, and reviewed the unaudited financial statements for certain interim periods subsequent to December 31, 2006. In addition, Squar Milner, as Dr. TATTOFF®’s independent public accountants, was consulted regarding the application of accounting principles related to the proposed merger with the Company. However, during the Company’s two most recent fiscal years and through the date of this report, neither the Company nor anyone acting on its behalf consulted with Squar Milner regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Jewett, Schwartz, Wolfe & Associates to the Securities and Exchange Commission dated May 22, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DR. TATTOFF, INC. (Registrant)

By:	/s/ John P. Keefe
Name: John P. Keefe
Title: Chief Executive Officer, Acting Chief Financial Officer and Chief Operating Officer

Date: May 22, 2008

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Jewett, Schwartz, Wolfe & Associates to the Securities and Exchange Commission dated May 22, 2008